EXHIBIT 6.1
                    [Filed November 30, 1966]

                    ARTICLES OF INCORPORATION

                                of

               AMERICAN FIDELITY ASSURANCE COMPANY
                     (Domestic Stock Company)


STATE OF OKLAHOMA        )
                         )    SS:
COUNTY OF OKLAHOMA       )

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     We, the undersigned Incorporators:

C.W. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma;
Lenice Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma;
C.B. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma;
Bruce H. Johnson, 570 First National Bldg., Oklahoma City,
Oklahoma; James C. Gibbens, 570 First National Bldg., Oklahoma City, Oklahoma; each being over twenty-one years of age, citizens of the United States, residing in the State of Oklahoma, and persons legally competent to enter into contracts, for the purpose of forming a corporation pursuant to the provisions of the laws of the State of Oklahoma, do hereby adopt the following Articles of
Incorporation:

                            ARTICLE I

The name of the corporation is: American Fidelity Assurance Company.

                            ARTICLE II

The duration of the corporation's existence shall be perpetual.

                           ARTICLE III

The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

          (1) To engage in the insurance business as domestic, stock, life and/or accident and health insuror, as authorized by Title 36, Sections 609, et seq. And Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

               (a)  Upon the lives or health of persons and
families and every insurance appertaining thereto.

               (b) To grant, purchase or dispose of annuities and endowments.
               (c) Against bodily injury or death by accident and other disability insurance.

               (d)  Hospitalization and dread disease coverage.

               (e)  Group life, health, accident and annuities.

               (f)  Credit life, health and accident insurance.

               (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

               (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

               (i) In connection with the foregoing but without limitation on its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums and to classify policies issued on a participation or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

          (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient to enter into and carry our ant perform any and all contracts of every kind and character pertaining to its business.

          (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporations.

          (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

          (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

                            ARTICLE IV

This corporation is and shall be a stock company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $200,000.00, consisting of 20,000 shares of common stock of the par value of ten ($10.00) dollars per share.

                            ARTICLE V

The affairs and business of this corporation shall be managed, controlled and conducted by a Board of Directors composed of not less than five nor more than fifteen members, in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the corporations first directors who are to serve for a period ending the first Monday in April, 1961, and until their successors are elected and shall be qualified are as follows:

    C.W. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma; Lenice Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma; C.B. Cameron, 2901 Classen Blvd., Oklahoma City, Oklahoma; H.A. Conner, 2901 Classen Blvd, Oklahoma City, Oklahoma
    V.P. Crowe, 570 First National Bldg., Oklahoma City, Oklahoma

The names and addresses of the corporation's first principal officers who are to serve for a period ending the first Monday in April 1961, and until their successors are elected and shall qualify, are as follows:

    President - C.W. Cameron, 2901 Classen Blvd., Oklahoma City,
Oklahoma;
    Vice President - C.B. Cameron, 2901 Classen Blvd., Oklahoma City,
Oklahoma;
    Secretary - H.A. Conner, 2901 Classen Blvd., Oklahoma City,
Oklahoma
    Treasurer - H.A. Conner, 2901 Classen Blvd., Oklahoma City,
Oklahoma

                        ARTICLE VI

The principal place of business shall be located at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every count in the State of Oklahoma, and in the States of Texas, Louisiana, Kansas, Arkansas, Mississippi, Missouri, Nebraska, and such other States of the United States of America as the Board of Directors may from time to time determine.

                           ARTICLE VII

The corporation's indebtedness shall be limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

                           ARTICLE VIII

Any process in any action or proceeding may be served on the corporation by service upon C.B. Cameron, 2901 Classen Blvd.,
Oklahoma City, Oklahoma.

Executed at Oklahoma City, Oklahoma, this 29th day of November,
1960.
                              C.W. CAMERON
                              C.W. Cameron


                              LENICE CAMERON
                              Lenice Cameron


                              C.B. CAMERON
                              C.B. Cameron


                              BRUCE H. JOHNSON
                              Bruce H. Johnson


                              JAMES C. GIBBENS
                              James C. Gibbens

STATE OF OKLAHOMA        )
                         )    SS:
COUNTY OF OKLAHOMA       )

     Before me, the undersigned, a Notary Public in and for said county and state on this 29th day of November, 1960, personally appeared C.W. Cameron, Lenice Cameron, C.B. Cameron, Bruce H. Johnson, and James C. Gibbens to me known to be the identical persons who executed the within and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

                                   MYRNA CONLEY
                                   Myrna Conley
                                   Notary Public
My Commission Expires:
July 31, 1964

(SEAL)

                    [Filed November 30, 1966]

                AMENDED ARTICLES OF INCORPORATION
                                OF
               AMERICAN FIDELITY ASSURANCE COMPANY
                     (Domestic Stock Company)


STATE OF OKLAHOMA   )
                    ) SS:
COUNTY OF OKLAHOMA  )

TO:  THE INSURANCE COMMISSIONER OF THE STATE OF OKLAHOMA AND THE
     SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

          We, the undersigned C.W. Cameron and H.A. Conner do hereby certify that we hold the offices of President and Secretary respectively of American Fidelity Assurance Company, an Oklahoma corporation, and that we are persons legally competent to sign, acknowledge and execute Amended Articles of Incorporation of American Fidelity Assurance Company pursuant to the laws of the state of Oklahoma and we do hereby execute the following Amended Articles of Incorporation of American Fidelity Assurance Company and we further affirm that the following amendments were adopted in the manner prescribed by the Statutes of the State of Oklahoma, each such amendment being adopted on the 28th day of November, 1966.

                            ARTICLE I

          As filed:   The name of this corporation is:  American
Fidelity Assurance Company.

          As amended:   No change.

                            ARTICLE II

          As filed:   The duration of the corporation's existence
shall be perpetual.

          As amended:  No change.

                           ARTICLE III

          As filed:The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

          (1) To engage in the insurance business as domestic, stock, life and/or accident and health insuror, as authorized by Title 36, Sections 609, et seq. And Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

               (a)  Upon the lives or health of persons and
families and every insurance appertaining thereto.

               (b) To grant, purchase or dispose of annuities and endowments.

               (c) Against bodily injury or death by accident and other disability insurance.

               (d)  Hospitalization and dread disease coverage.

               (e)  Group life, health, accident and annuities.

               (f)  Credit life, health and accident insurance.

               (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

               (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

               (i) In connection with the foregoing but without limitation on its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums and to classify policies issued on a participation or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

          (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

          (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporations.

          (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

          (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

          As Amended:   No change.

                            ARTICLE IV

          As Filed:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $200,000.00, consisting of 20,000 shares of common stock of the par value of ten ($10.00) dollars per share.

          As Amended:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $600,000.00, consisting of 60,000 shares of common stock of the par value of ten ($10.00) dollars per share.

                            ARTICLE V

          As Filed: The affairs and business of this corporation shall be managed, controlled and conducted by a Board of Directors composed of not less than five nor more than fifteen members, in accordance with and subject to such by-laws as shall be from time to time adopted.

          The names and addresses of the corporations first directors who are to serve for a period ending the first Monday in April, 1961, and until their successors are elected and shall be qualified are as follows:

          C.W. Cameron, 2901 Classen Blvd., Oklahoma City,
          Oklahoma;

          Lenice Cameron, 2901 Classen Blvd., Oklahoma City,
          Oklahoma;

          C.B. Cameron, 2901 Classen Blvd., Oklahoma City,
          Oklahoma;

          H.A. Conner, 2901 Classen Blvd, Oklahoma City, Oklahoma

          V.P. Crowe, 570 First National Bldg., Oklahoma City,
          Oklahoma

The names and addresses of the corporation's first principal officers who are to serve for a period ending the first Monday in April 1961, and until their successors are elected and shall qualify, are as follows:

          President - C.W. Cameron, 2901 Classen Blvd., Oklahoma
          City, Oklahoma;

          Vice President - C.B. Cameron, 2901 Classen Blvd.,
          Oklahoma City, Oklahoma;

          Secretary - H.A. Conner, 2901 Classen Blvd., Oklahoma
          City, Oklahoma

          Treasurer - H.A. Conner, 2901 Classen Blvd., Oklahoma
          City, Oklahoma

          As Amended:   The affairs and business of this
corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

          C.W. Cameron, Oklahoma City, Oklahoma
          C.B. Cameron, Oklahoma City, Oklahoma
          Lenice Cameron, Oklahoma City, Oklahoma
          H.A. Conner, Oklahoma City, Oklahoma
          V.P. Crowe, Oklahoma City, Oklahoma
          W.T. Richardson, Oklahoma City, Oklahoma
          C.W. Barbour, Oklahoma City, Oklahoma
          E.C. Joullian, III, Oklahoma City, Oklahoma
          Grady D. Harris, Jr., Oklahoma City, Oklahoma
          W.D. Carr, Stillwater, Oklahoma

                            ARTICLE VI

          As Filed:   The principal place of business shall be
located at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every count in the State of Oklahoma, and in the States of Texas, Louisiana, Kansas, Arkansas, Mississippi, Missouri, Nebraska, and such other States of the United States of America as the Board of Directors may from time to time determine.

          As Amended:   The principal place of business shall be
located at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

                           ARTICLE VII

          As Filed:   The corporation's indebtedness shall be
limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

          As Amended:   No change.

                           ARTICLE VIII

          As Filed: Any process in any action or proceeding may be served on the corporation by service upon C.B. Cameron, 2901
Classen Blvd., Oklahoma City, Oklahoma.

As Amended:  No change.

                            ARTICLE IX

          1. Such amendments were proposed by a resolution of the Board of Directors on the 11th day of November, 1966.

          2. The amendment was adopted by vote of the shareholders in accordance with the provisions of Title 18, Sec.
153 of the "Business Corporation Act."

          3. The meeting of the shareholders of the corporation at which the amendment was adopted was held at the Conference Room, Cameron Building, 2901 Classen Blvd., Oklahoma City, Oklahoma, on
November 28, 1966.

          4. Notice of the meeting was given to the shareholders by mailing notice on November 17, 1966, to each shareholder, said notice having been mailed more than ten days prior to the meeting of shareholders.

          5. 13,971 shares out of the 20,000 shares of the issued common stock being a majority thereof, voted for such amendments.

          6. None of the shares of the issued common stock voted against such amendment.

          7. The number of shares voted as a class-all of the outstanding shares are common stock and there is no outstanding stock of any other class. The vote of the shares of the common stock of the corporation is set for the in Paragraphs 5 and 6 above.

          IN WITNESS WHEREOF the undersigned corporation has caused these Amended Articles to be executed this 29th day of November, 1966.

                              AMERICAN FIDELITY ASSURANCE COMPANY


                              BY  C.W. CAMERON
                                  C.W. Cameron, President

ATTEST:

H.A. CONNER
H.A. Conner
Secretary

(Corporate Seal)

STATE OF OKLAHOMA        )
                         )    SS:
COUNTY OF OKLAHOMA       )

          I, Junedean M. Emmert, a Notary Public in and for said county and state hereby certify that on the 29th day of November, 1966, C.W. Cameron, President and H.A. Conner, Secretary personally appeared before me and being first duly sworn acknowledge that they signed the foregoing document in the respective capacity therein set forth and declared that the statements therein contained are true.

          IN WITNESS WHEREOF I have hereunto set my hand and seal the day and year first above written.


                                   JUNEDEAN M. EMMERT
                                   Junedean M. Emmert
                                   Notary Public

My Commission Expires:

January 30, 1968
(SEAL)

                    [Filed December 27, 1971]

                AMENDED ARTICLES OF INCORPORATION
                                OF
               AMERICAN FIDELITY ASSURANCE COMPANY
                     (Domestic Stock Company)


STATE OF OKLAHOMA   )
                    )    SS:
COUNTY OF OKLAHOMA  )

TO:  THE INSURANCE COMMISSIONER OF THE STATE OF OKLAHOMA AND THE
     SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

          We, the undersigned C.B. Cameron and Don J. Gutteridge, Jr. do hereby certify that we hold the offices of President and Assistant Secretary respectively of American Fidelity Assurance Company, an Oklahoma corporation, and that we are persons legally competent to sign, acknowledge and execute Amended Articles of Incorporation of American Fidelity Assurance Company pursuant to the laws of the state of Oklahoma and we do hereby execute the following Amended Articles of Incorporation of American Fidelity Assurance Company and we further affirm that the following amendments were adopted in the manner prescribed by the Statutes of the State of Oklahoma, each such amendment being adopted on the 23rd day of December, 1971.

                            ARTICLE I

          As filed:   The name of this corporation is:  American
Fidelity Assurance Company.

          As amended:   No change.

                            ARTICLE II

          As filed:   The duration of the corporation's existence
shall be perpetual.

          As amended:  No change.

                           ARTICLE III

          As filed: The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

          (1) To engage in the insurance business as domestic, stock, life and/or accident and health insuror, as authorized by Title 36, Sections 609, et seq. And Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

               (a)  Upon the lives or health of persons and
families and every insurance appertaining thereto.

               (b) To grant, purchase or dispose of annuities and endowments.

               (c) Against bodily injury or death by accident and other disability insurance.

               (d)  Hospitalization and dread disease coverage.

               (e)  Group life, health, accident and annuities.

               (f)  Credit life, health and accident insurance.

               (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

               (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

               (i) In connection with the foregoing but without limitation on its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums and to classify policies issued on a participation or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

          (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

          (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporations.

          (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

          (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

          As amended:   No change.


                            ARTICLE IV

          As filed:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $600,000.00, consisting of 60,000 shares of common stock of the par value of ten ($10.00) dollars per share.

          As amended:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $800,000.00, consisting of 80,000 shares of common stock of the par value of ten ($10.00) dollars per share.

                            ARTICLE V

          As filed: The affairs and business of this corporation shall be managed, controlled and conducted by a Board of Directors composed of not less than five nor more than fifteen members, in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

          C.W. Cameron, Oklahoma City, Oklahoma
          C.B. Cameron, Oklahoma City, Oklahoma
          Lenice Cameron, Oklahoma City, Oklahoma
          H.A. Conner, Oklahoma City, Oklahoma
          V.P. Crowe, Oklahoma City, Oklahoma
          W.T. Richardson, Oklahoma City, Oklahoma
          C.W. Barbour, Oklahoma City, Oklahoma
          E.C. Joullian, III, Oklahoma City, Oklahoma
          Grady D. Harris, Jr., Oklahoma City, Oklahoma
          W.D. Carr, Stillwater, Oklahoma

          As amended:  No change.

                            ARTICLE VI

          As filed:   The principal place of business shall be
located at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

          As amended:  No change.

                           ARTICLE VII

          As filed:   The corporation's indebtedness shall be
limited only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

          As amended:   No change.

                           ARTICLE VIII

          As filed: Any process in any action or proceeding may be served on the corporation by service upon C.B. Cameron, 2901
Classen Blvd., Oklahoma City, Oklahoma.

          As amended:  No change.

                            ARTICLE IX

          1. Such amendments were proposed by a resolution of the Board of Directors on the 1st day of December, 1971.

          2. The amendment was unanimously adopted by the shareholders in accordance with the provisions of Title 18, Sec.
153 of the "Business Corporation Act" on December 23, 1971.

          IN WITNESS WHEREOF the undersigned corporation has caused these Amended Articles to be executed this 27th day of December, 1971.

                              AMERICAN FIDELITY ASSURANCE COMPANY


                              BY  C.B. CAMERON
                                  C.B. CAMERON, President

ATTEST:

DON J. GUTTERIDGE, JR.
Don J. Gutteridge, Jr.
Secretary

(Corporate Seal)

STATE OF OKLAHOMA        )
                         )    SS:
COUNTY OF OKLAHOMA       )

          I, Linda Gaylene Henley, a Notary Public in and for said county and state hereby certify that on the 27th day of December, 1971, C.B. Cameron, President and Don J. Gutteridge, Jr., Assistant Secretary, personally appeared before me and being first duly sworn acknowledge that they signed the foregoing document in the respective capacity therein set forth and declared that the statements therein contained are true

          IN WITNESS WHEREOF I have hereunto set my hand and seal the day and year first above written.


                                   LINDA GAYLENE HENLEY
                                   Linda Gaylene Henley
                                   Notary Public

My Commission Expires:

October 12, 1975

(SEAL)

                    [Filed December 31, 1975]

                AMENDED ARTICLES OF INCORPORATION
                                OF
               AMERICAN FIDELITY ASSURANCE COMPANY
                     (Domestic Stock Company)


STATE OF OKLAHOMA        )
                         )    SS:
COUNTY OF OKLAHOMA       )

TO:  THE INSURANCE COMMISSIONER OF THE STATE OF OKLAHOMA AND THE
     SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     We, the undersigned John W. Rex and Don J. Gutteridge, Jr. do hereby certify that we hold the offices of Vice President and Secretary respectively of American Fidelity Assurance Company, an Oklahoma corporation, and that we are persons legally competent to sign, acknowledge and execute Amended Articles of Incorporation of American Fidelity Assurance Company pursuant to the laws of the state of Oklahoma and we do hereby execute the following Amended Articles of Incorporation of American Fidelity Assurance Company and we further affirm that the following amendments were adopted in the manner prescribed by the Statutes of the State of Oklahoma, each such amendment being adopted on the 30th day of December, 1975.

                            ARTICLE I

     As filed:   The name of this corporation is:  American
Fidelity Assurance Company.

     As amended:   No change.

                            ARTICLE II

     As filed:   The duration of the corporation's existence
shall be perpetual.

     As amended:  No change.

                           ARTICLE III

     As filed: The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insuror, as authorized by Title 36, Sections 609, et seq. And Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

          (a) Upon the lives or health of persons and families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d)  Hospitalization and dread disease coverage.

          (e)  Group life, health, accident and annuities.

          (f)  Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

          (i) In connection with the foregoing but without limitation on its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums and to classify policies issued on a participation or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporations.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

     As Amended:   No change.


                            ARTICLE IV

     As Filed:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $800,000.00, consisting of 80,000 shares of common stock of the par value of ten ($10.00) dollars per share.

     As Amended:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $1,000,000.00, consisting of 100,000 shares of common stock of the par value of ten ($10.00) dollars per share.

                            ARTICLE V

     As Filed:   The affairs and business of this corporation
shall be managed, controlled and conducted by a Board of Directors composed of not less than five nor more than fifteen members, in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

          C.W. Cameron, Oklahoma City, Oklahoma
          C.B. Cameron, Oklahoma City, Oklahoma
          Lenice Cameron, Oklahoma City, Oklahoma
          H.A. Conner, Oklahoma City, Oklahoma
          V.P. Crowe, Oklahoma City, Oklahoma
          W.T. Richardson, Oklahoma City, Oklahoma
          C.W. Barbour, Oklahoma City, Oklahoma
          E.C. Joullian, III, Oklahoma City, Oklahoma
          Grady D. Harris, Jr., Oklahoma City, Oklahoma
          W.D. Carr, Stillwater, Oklahoma

     As Amended:  No change.

                            ARTICLE VI

     As Filed:   The principal place of business shall be located
at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

     As Amended:  No change.

                           ARTICLE VII

     As Filed:   The corporation's indebtedness shall be limited
only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

     As Amended:   No change.

                           ARTICLE VIII

     As Filed: Any process in any action or proceeding may be served on the corporation by service upon C.B. Cameron, 2901
Classen Blvd., Oklahoma City, Oklahoma.

     As Amended:  No change.

                            ARTICLE IX

     (1) Such amendments were proposed by a resolution of the Board of Directors on the 30th day of December, 1975.

     (2) The amendment was unanimously adopted by the sole shareholder in accordance with the provisions of Title 18, Sec.
153 of the "Business Corporation Act" on December 30, 1975.

     IN WITNESS WHEREOF the undersigned corporation has caused these Amended Articles to be executed this 30th day of December, 1975.

                              AMERICAN FIDELITY ASSURANCE COMPANY


                              By  JOHN W. REX
                                  John W. Rex
                                  Vice President

ATTEST:

DON J. GUTTERIDGE, JR.
Don J. Gutteridge, Jr.
Secretary

(Corporate Seal)


STATE OF OKLAHOMA        )
                         )    SS:
COUNTY OF OKLAHOMA       )

          I, Mary Lue Lane, a Notary Public in and for said county and state hereby certify that on the 30th day of December, 1975, John W. Rex, Vice President, and Don J. Gutteridge, Jr., Secretary, personally appeared before me and being first duly sworn acknowledge that they signed the foregoing document in the respective capacity therein set forth and declared that the statements therein contained are true.

          IN WITNESS WHEREOF I have hereunto set my hand and seal the day and year first above written.

                                   MARY LUE LANE
                                   Mary Lue Lane
                                   Notary Public

My Commission Expires:

March 3, 1979

(SEAL)

                    [Filed November 13, 1979]

                AMENDED ARTICLES OF INCORPORATION
                                OF
               AMERICAN FIDELITY ASSURANCE COMPANY
                     (Domestic Stock Company)


STATE OF OKLAHOMA   )
                    )    SS:
COUNTY OF OKLAHOMA  )

TO:  THE INSURANCE COMMISSIONER OF THE STATE OF OKLAHOMA AND THE
     SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

     We, the undersigned John W. Rex and Don J. Gutteridge, Jr. do hereby certify that we hold the offices of Senior Vice President and Vice President/Secretary respectively of American Fidelity Assurance Company, an Oklahoma corporation, and that we are persons legally competent to sign, acknowledge and execute Amended Articles of Incorporation of American Fidelity Assurance Company pursuant to the laws of the state of Oklahoma and we do hereby execute the following Amended Articles of Incorporation of American Fidelity Assurance Company and we further affirm that the following amendments were adopted in the manner prescribed by the Statutes of the State of Oklahoma, each such amendment being adopted on the 30th day of October, 1979.

                            ARTICLE I
     As filed:   The name of this corporation is:  American
Fidelity Assurance Company.

     As amended:   No change.

                            ARTICLE II

     As filed:   The duration of the corporation's existence shall
be perpetual.

     As amended:  No change.

                           ARTICLE III

     As filed: The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insuror, as authorized by Title 36, Sections 609, et seq. And Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

          (a) Upon the lives or health of persons and families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d)  Hospitalization and dread disease coverage.

          (e)  Group life, health, accident and annuities.

          (f)  Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

          (i) In connection with the foregoing but without limitation on its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums and to classify policies issued on a participation or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporations.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

          As amended:   No change.

                            ARTICLE IV

     As filed:   This corporation is and shall be a stock company,
non-assessable, and not a mutual company. The authorized capital of this corporation shall be $1,000,000.00, consisting of 100,000 shares of common stock of the par value of ten ($10.00) dollars per share.

     As amended:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $2,000,000.00, consisting of 200,000 shares of common stock of the par value of ten ($10.00) dollars per share.

                            ARTICLE V

     As filed:   The affairs and business of this corporation shall
be managed, controlled and conducted by a Board of Directors composed of not less than five nor more than fifteen members, in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

          C.W. Cameron, Oklahoma City, Oklahoma
          C.B. Cameron, Oklahoma City, Oklahoma
          Lenice Cameron, Oklahoma City, Oklahoma
          H.A. Conner, Oklahoma City, Oklahoma
          V.P. Crowe, Oklahoma City, Oklahoma
          W.T. Richardson, Oklahoma City, Oklahoma
          C.W. Barbour, Oklahoma City, Oklahoma
          E.C. Joullian, III, Oklahoma City, Oklahoma
          Grady D. Harris, Jr., Oklahoma City, Oklahoma
          W.D. Carr, Stillwater, Oklahoma

     As amended: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than vie nor more than fifteen members in accordance with and subject to such by-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

          C. W. Cameron, Oklahoma City, Oklahoma
          W.D. Carr, Stillwater, Oklahoma
          H.A. Conner, Oklahoma City, Oklahoma
          W.E. Durrett, Oklahoma City, Oklahoma
          E.C. Joullian III, Oklahoma City, Oklahoma

                            ARTICLE VI

     As filed:   The principal place of business shall be located
at 2901 Classen Blvd., Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

     As amended: The principal place of business shall be located at 2000 Classen Center, Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

                           ARTICLE VII

     As filed:   The corporation's indebtedness shall be limited
only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

     As amended:   No change.

                           ARTICLE VIII

     As filed: Any process in any action or proceeding may be served on the corporation by service upon C.B. Cameron, 2901
Classen Blvd., Oklahoma City, Oklahoma.

     As amended: Any process in any action or proceeding may be served on the corporation by service upon Don J. Gutteridge, Jr., 2000 Classen Center, Oklahoma City, Oklahoma.

                            ARTICLE IX

     (1) Such amendments were proposed by a resolution of the Board of Directors on the 30th day of October, 1979.

     (2) The amendment was unanimously adopted by the sole shareholder in accordance with the provisions of Title 18, Sec. 153 of the "Business Corporation Act" on October 30, 1979.

     IN WITNESS WHEREOF the undersigned corporation has caused these Amended Articles to be executed this 30th day of October, 1979.

                              AMERICAN FIDELITY ASSURANCE COMPANY


                              By  JOHN W. REX
                                  John W. Rex
                                  Senior Vice President

ATTEST:

DON J. GUTTERIDGE, JR.
Don J. Gutteridge, Jr.
Vice President/Secretary

(Corporate Seal)


STATE OF OKLAHOMA        )
                         )    SS:
COUNTY OF OKLAHOMA       )

     I, Mary Lue Lane, a Notary Public in and for said county and state hereby certify that on the 30th day of October, 1979, John W. Rex, Senior Vice President, and Don J. Gutteridge, Jr., Vice President/Secretary, personally appeared before me and being first duly sworn acknowledge that they signed the foregoing document in the respective capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF I have hereunto set my hand and seal the day and year first above written.


                                   MARY LUE LANE
                                   Mary Lue Lane
                                   Notary Public

My Commission Expires:  3/3/83

(SEAL)

                     [Filed November 30, 1987]

                     CERTIFICATE OF AMENDMENT
                                TO
                AMENDED ARTICLES OF INCORPORATION
                                OF
               AMERICAN FIDELITY ASSURANCE COMPANY

                         NOVEMBER 4, 1987

            _________________________________________


     We, the undersigned William E. Durrett and Stephen P. Garrett as President and Secretary, respectively, of American Fidelity Assurance Company, an Oklahoma corporation, do hereby certify that the Board of Directors of said corporation on the 4th day of November 1987 duly adopted a resolution to amend the Articles of Incorporation as follows:

                            ARTICLE I

     As filed:   The name of this corporation is:  AMERICAN
FIDELITY ASSURANCE COMPANY.

     As amended:   No change.

                            ARTICLE II

     As filed:   The duration of the corporation's existence
shall be perpetual.

     As amended:  No change.

                           ARTICLE III

     As filed:The kinds of insurance the corporation is formed to transact, and the objects, powers and purposes to be transacted, promoted and carried on are:

     (1) To engage in the insurance business as domestic, stock, life and/or accident and health insuror, as authorized by Title 36, Sections 609, et seq. And Sections 2102, et seq. Oklahoma Statutes Annotated, and the amendments, additions, and supplements thereto, and generally to make, write, execute and issue contracts and policies of insurance as follows:

          (a)  Upon the lives or health of persons and
               families and every insurance appertaining thereto.

          (b) To grant, purchase or dispose of annuities and endowments.

          (c) Against bodily injury or death by accident and other disability insurance.

          (d)  Hospitalization and dread disease coverage.

          (e)  Group life, health, accident and annuities.

          (f)  Credit life, health and accident insurance.

          (g) To reinsure and to accept reinsurance and to make and enter into contracts pertaining to the same.

          (h) To issue policies on the ordinary, monthly ordinary debit, industrial, family, or other plans.

          (i) In connection with the foregoing but without limitation on its general purposes, to issue any or all of its policies with or without participation in profits, savings or unabsorbed portions of premiums and to classify policies issued on a participation or non-participating basis and to determine the right to participate and the extent of participation of any class or classes of policies.

     (2) To own, acquire, buy, sell, mortgage, trade, lease, convey, lease for oil and gas development and transfer any real, personal or mixed property when the same shall be necessary or convenient to enter into and carry out and perform any and all contracts of every kind and character pertaining to its business.

     (3) To employ such agents and solicitors for insurance and such other agents, employees and officers as may be necessary or desirable for the proper conduct and best interests of the corporations.

     (4) To invest the assets, capital, reserve, surplus, and any money or assets of whatsoever kind and character belonging to this corporation in such securities and assets and in such manner as provided and authorized by the laws of the State of Oklahoma.

     (5) To do and perform every act, kindred, necessary or convenient to properly carry out and perform any of the foregoing purposes or either of them, in any state or territory of the United States of America, or worldwide, not inconsistent with nor prohibited by the Constitution or laws of the State of Oklahoma.

     As amended:   No change.

                            ARTICLE IV

     As filed:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $2,000,000.00, consisting of 200,000 shares of common stock of the par value of ten ($10.00) dollars per share.

     As amended:   This corporation is and shall be a stock
company, non-assessable, and not a mutual company. The authorized capital of this corporation shall be $2,500,000.00, consisting of 250,000 shares of common stock of the par value of ten ($10.00) dollars per share.

                            ARTICLE V

     As filed:   The affairs and business of this corporation
shall be managed, controlled and conducted by a Board of Directors composed of not less than five nor more than fifteen members, in accordance with and subject to such By-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

          C.W. Cameron, Oklahoma City, Oklahoma
          W.D. Carr, Stillwater, Oklahoma
          H.A. Conner, Oklahoma City, Oklahoma
          W.E. Durrett, Oklahoma City, Oklahoma
          E.C. Joullian, III, Oklahoma City, Oklahoma

     As amended: The affairs and business of this corporation shall be managed, controlled and conducted by Board of Directors composed of not less than five nor more than fifteen members in accordance with and subject to such By-laws as shall be from time to time adopted. The names and addresses of the current directors of the corporation who shall hold office until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified are as follows:

          C. W. Cameron, Oklahoma City, Oklahoma
          William M. Cameron, Oklahoma City, Oklahoma
          William E. Durrett, Oklahoma City, Oklahoma
          E.C. Joullian III, Oklahoma City, Oklahoma
          John W. Rex, Oklahoma City, Oklahoma
          Galen P. Robbins, Oklahoma City, Oklahoma
          John D. Smith, Atlanta, Georgia

                            ARTICLE VI

     As filed:   The principal place of business shall be located
at 2000 Classen Center, Oklahoma City, Oklahoma, and business may be transacted in every county in the State of Oklahoma, and in such other states of the United States and such other countries as the Board of Directors may from time to time determine.

     As amended:  No change.

                           ARTICLE VII

     As filed:   The corporation's indebtedness shall be limited
only as directed by the laws of the State of Oklahoma and acts of the Board of Directors.

     As amended:   No change.

                           ARTICLE VIII

     As filed: Any process in any action or proceeding may be served on the corporation by service upon Don J. Gutteridge, Jr., 2000 Classen Center, Oklahoma City, Oklahoma.

     As amended: Any process in any action or proceeding may be served on the corporation by service upon Stephen P. Garrett, 2000 Classen Center, 7th Floor, North Building, Oklahoma City,
Oklahoma  73106.

     The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 250,000; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                         AMERICAN FIDELITY ASSURANCE COMPANY


                         By  WILLIAM E. DURRETT
                             William E. Durrett, President

ATTEST:

STEPHEN P. GARRETT
Stephen P. Garrett
Secretary

     (SEAL)


STATE OF OKLAHOMA        )
                         )    SS:
COUNTY OF OKLAHOMA       )

     Before me the undersigned, a Notary Public in and for said County and State, on this 4th day of November, 1987; personally appeared WILLIAM E. DURRETT and STEPHEN P. GARRETT, in their capacity as Senior Vice President and Secretary, respectively, of AMERICAN FIDELITY ASSURANCE COMPANY, an Oklahoma corporation, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act in deed for the uses and purposed therein set forth.

     Given under my hand and seal the day and year last above written.

                                   B.K. FRAZIER
                                   B.K. Frazier
                                   Notary Public

My Commission Expires:

10-15-89

(SEAL)